                                                                    EXHIBIT 99.1

                                             Net Interest Margin Trust 1995-A
                                             September, 2000
                                             Payment: October 16, 2000

                                             7.25% SECURITIZED NET INTEREST
                                             MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                             Distribution Date: October 16, 2000

                                                                                                          Per $1,000
Securitized Net Interest Margin Certificates                                                               Original
--------------------------------------------                                                              ----------
1.  Amount Available                                                             1,170,899.19
                                                                           ------------------
    Pro rata Share of Excess from NIM 94-A                                       2,338,775.05
                                                                           ------------------

Interest

2.  Aggregate Interest                                                             332,158.89              1.07843795
                                                                           ------------------------------------------

3.  Amount Applied to:
    (a)         accrued but unpaid Interest

4.  Remaining:
    (a)         accrued but unpaid Interest

5.  Monthly Interest                                                               332,158.89
                                                                           ------------------

Principal

6.  Current month's principal distribution                                       3,177,515.35             10.31660828
                                                                           ------------------------------------------

7.  Remaining outstanding principal balance                                     51,800,507.12            168.18346470
                                                                           ------------------------------------------
    Pool Factor                                                                    0.16818346
                                                                           ------------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                                190,505,680.14**
                                                                           ------------------

9.  Aggregate amount on deposit in Reserve Fund                                  7,500,000.00
                                                                           ------------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)                              37,439.73
                                                                           ------------------

11. Aggregate principal balance of loans
    refinanced by Conseco Finance                                                2,265,911.36
                                                                           ------------------

12. Weighted average CPR                                                                9.42%
                                                                           ------------------

13. Weighted average CDR                                                                3.06%
                                                                           ------------------

14. Annualized net loss percentage                                                      2.16%
                                                                           ------------------

15. Delinquency              30-59 day                                                  1.88%
                                                                           ------------------
                             60-89 day                                                  0.67%
                                                                           ------------------
                             90+ day                                                    1.17%
                                                                           ------------------
                             Total 30+                                                  3.72%
                                                                           ------------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 9/15/00.

                                                Net Interest Margin Trust 1995-A
                                                September, 2000
                                                Payment: October 16, 2000




                                         Fee Assets
                    --------------------------------------------------------
                       Guarantee            Inside             Fee Asset
                          Fees               Refi                Total
                    --------------------------------------------------------

GTFC 1994-5            109,874.63           (17,612.78)           92,261.85
GTFC 1994-6                  0.00           (10,247.92)          (10,247.92)
GTFC 1994-7              3,795.80            (9,950.68)           (6,154.88)
GTFC 1994-8                  0.00            (1,715.85)           (1,715.85)
GTFC 1995-1             50,724.01           (20,869.22)           29,854.79
GTFC 1995-2                  0.00                 0.00                 0.00
GTFC 1995-3            148,521.55           (40,605.29)          107,916.26
GTFC 1995-4            213,124.01            44,917.09           258,041.10
GTFC 1995-5                  0.00                 0.00                 0.00
                    --------------------------------------------------------

                       526,040.00           (56,084.65)          469,955.35

Total amount of Guarantee Fees and
     Inside Refinance Payments                                   469,955.35
                                                           -----------------

Subordinated Servicing Fees                                      548,998.70
                                                           -----------------

Payment on Finance 1 Note                                      1,018,954.05
                                                           -----------------

Allocable to Interest (current)                                  664,563.13
                                                           -----------------

Allocable to accrued but unpaid Interest                               0.00
                                                           -----------------

Accrued and unpaid Trustee Fees                                        0.00
                                                           -----------------

Allocable to Principal                                           354,390.92
                                                           -----------------

Finance 1 Note Principal Balance                             109,642,264.68
                                                           -----------------

                                                Net Interest Margin Trust 1995-A
                                                September, 2000
                                                Payment: October 16, 2000





                                            Inside
                             Residual        Refi          Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00          0.00
GTFC 1994-6                         0.00          0.00          0.00
GTFC 1994-7                         0.00          0.00          0.00
GTFC 1994-8                         0.00          0.00          0.00
GTFC 1995-1                         0.00          0.00          0.00
GTFC 1995-2                    16,197.81     41,013.12     57,210.93
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                    95,896.30     (1,162.09)    94,734.21
                           ------------------------------------------

                              112,094.11     39,851.03    151,945.14

                           Total Residual and Inside
                               Refinance Payments         151,945.14